UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX		76092
(Address of principal executive offices)		(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At Sabre’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), Sabre’s stockholders approved amendments to Sabre’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the maximum size of the Board of Directors to 13 directors and to declassify the Board of Directors so that, by the 2021 Annual Meeting of Stockholders, all Directors will be elected annually, each as described in more detail in Item 5.07 below. A Certificate of Amendment to the Certificate of Amendment was filed with the office of the Secretary of State of the State of Delaware on May 23, 2018 and is effective as of that date. This description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment attached as Exhibit 3.1 and incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) - (b)     Sabre’s 2018 Annual Meeting was held on Wednesday, May 23, 2018. On March 26, 2018, the record date for the 2018 Annual Meeting, 275,509,510 shares of common stock were outstanding and entitled to vote at the 2018 Annual Meeting. The final results of voting on each of the matters submitted to a vote of stockholders at the 2018 Annual Meeting are as follows:

1.	Stockholders elected each of Hervé Couturier, Lawrence W. Kellner, Judy Odom and Karl Peterson to Sabre’s Board of Directors, each to serve a three-year term to expire at Sabre’s 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, as set forth below.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hervé Couturier	236,881,962	1,284,286	108,017	10,130,651
Lawrence W. Kellner	195,821,585	42,341,020	111,660	10,130,651
Judy Odom	235,604,933	2,571,453	97,879	10,130,651
Karl Peterson	180,516,486	57,649,954	107,825	10,130,651

2.	Stockholders ratified the selection of Ernst & Young LLP as Sabre’s independent auditor for the fiscal year ending December 31, 2018, as set forth below.

Votes For	Votes Against	Abstentions
242,341,677	5,954,868	108,371

3.	Stockholders approved an amendment to Sabre’s Certificate of Incorporation to increase the maximum size of the Board of Directors to 13 directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
238,119,739	50,158	104,368	10,130,651

4.	Stockholders approved an amendment to Sabre’s Certificate of Incorporation to declassify the Board of Directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
238,012,214	46,857	215,194	10,130,651

5.	Stockholders approved the non-binding advisory vote on the compensation of Sabre’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
192,580,946	45,569,811	123,508	10,130,651

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment as filed with the Secretary of State of the State of Delaware on May 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: May 24, 2018	By:	/s/ Richard A. Simonson
	Name:	Richard A. Simonson
	Title:	Executive Vice President and Chief Financial Officer